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                                                                    EXHIBIT 23.1


                            CONSENT OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS



Display Technologies, Inc.
Orlando, Florida


We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement on Form S-3 of our report dated August 10, 1998, relating to the consolidated financial statements of Display Technologies, Inc. and subsidiaries appearing in the Company's Annual Report on Form 10-KSB for the year ended June 30, 1998.

We also consent to the reference to us under the caption "Experts" in this Prospectus.

                                        /s/ BDO Seidman, LLP

                                        BDO SEIDMAN, LLP


Orlando, Florida
January 29, 1999